Partners' Capital	9 Months Ended
Sep. 30, 2013
Equity [Abstract]
Partners' Capital
Partners’ Capital and Convertible Preferred Units
Our capital accounts are comprised of approximately 2% general partner interest and 98% limited partner interests. Our limited partners have limited rights of ownership as provided for under our partnership agreement and the right to participate in our distributions. Our General Partner manages our operations and participates in our distributions, including certain incentive distributions pursuant to the new IDRs that are non-voting limited partner interests held by our General Partner.
Equity Restructuring

Effective August 9, 2013, we executed an equity restructuring agreement ("Equity Restructuring") with our General Partner and HPIP. As part of the Equity Restructuring, the Partnership's 4,526,066 subordinated units and previous incentive distribution rights (the “former IDRs,” all of which were owned by our General Partner, which is controlled by HPIP) were combined into and restructured as a new class of incentive distribution rights (the “new IDRs”). Upon the issuance of the new IDRs, the subordinated units and former IDRs were cancelled. The new IDRs are allocated 85.02% to HPIP and 14.98% to our General Partner. The new IDRs entitle the holders of our incentive distribution rights to receive 48% of any quarterly cash distributions from available cash after the Partnership's common unitholders have received the full minimum quarterly distribution ($0.4125 per unit) for each quarter plus any arrearages from prior quarters (of which there are currently none).

The Equity Restructuring also provided for the issuance of warrants to our General Partner to purchase up to 300,000 of our common units at an exercise price of $0.01 per common unit. These warrants are exercisable on the later of (i) 18 months from the equity restructuring completion date and (ii) the date that the volume weighted average trading price of our common units on the New York Stock Exchange exceeds $25.00 for 30 consecutive trading days. The warrants contain customary anti-dilution and other protections.

Following the announcement of the Equity Restructuring, AIM Midstream Holdings, LLC, or AIM filed an action in Delaware Chancery Court against HPIP, our General Partner and us seeking either rescission of the Equity Restructuring or, in the alternative, monetary damages. While we cannot predict the ultimate outcome of this litigation, we do not believe it will be material to our operations or financial results. As a result of the action filed by AIM, the warrants that were issued by the Partnership, in conjunction with the Equity Restructuring, to the General Partner for subsequent conveyance to AIM, the owner of the Class B interest of our General Partner, were canceled effective August 29, 2013. In addition, the $12.5 million escrowed in connection with our Equity Restructuring was not released to the Partnership. Accordingly, HPIP contributed $12.5 million in cash to the Partnership on September 30, 2013, in order to permit the Partnership to satisfy obligations under our credit agreement and was accounted for as a contribution from our General Partner.
Series A Convertible Preferred Units
On April 15, 2013, the Partnership, our General Partner and AIM entered into the ArcLight Transactions with HPIP, pursuant to which HPIP (i) acquired 90% of our General Partner and all of our subordinated units from AIM Midstream Holdings and (ii) contributed certain midstream assets and $15.0 million in cash to us in exchange for 5,142,857 Series A Units issued by the Partnership. Of the $15.0 million cash consideration paid by HPIP, approximately $2.5 million was used to pay certain transaction expenses of HPIP, and the remaining approximately $12.5 million was used to repay borrowings outstanding under the Partnership's credit facility in connection with the Fourth Amendment. As a result of these transactions, which were also consummated on April 15, 2013, HPIP acquired both control of our General Partner and a majority of our outstanding limited partnership interests. On April 15, 2013, our General Partner entered into the Third Amended & Restated Agreement of Limited Partnership (the “Amended Partnership Agreement”) of the Partnership providing for the creation and designation of the rights, preferences, terms and conditions of the Series A Units.
The Series A Units receive distributions prior to distributions to Partnership common unitholders. Through October 1, 2014, the distributions to the Series A Unitholders are equal to $0.25 per unit and additional Series A Units in an amount equal to the cash portion of the distribution. Subsequent to that date, the distribution will be the greater of the distribution to be made to common unitholders or approximately $0.50 per unit. The Series A Units may be converted into common units on a one-to-one basis, subject to customary anti-dilutive adjustments, at the option of the unitholders on or any time after January 1, 2014.
Upon any liquidation and winding up of the Partnership or the sale of substantially all of the assets of the Partnership, the holders of Series A Units generally will be entitled to receive, in preference to the holders of any of the Partnership's other securities, an amount equal to the sum of $17.50 multiplied by the number of Series A Units owned by such holders, plus all accrued but unpaid distributions on such Series A Units.
Prior to the consummation of any recapitalization, reorganization, consolidation, merger, spin-off or other business combination in which the holders of common units are to receive securities, cash or other assets (a “Partnership Event”), we are obligated to make an irrevocable written offer, subject to consummation of the Partnership Event, to each holder of Series A Units to redeem all (but not less than all) of such holder's Series A Units for a price per Series A Unit payable in cash equal to the greater of:

•	the sum of $17.50 and all accrued and accumulated but unpaid distributions for each Series A Unit; or

•	an amount equal to the product of:
(i) the number of common units into which each Series A Unit is convertible; and
(ii) the sum of:
(A) the cash consideration per common unit to be paid to the holders of common units pursuant to the Partnership Event, plus
(B) the fair market value per common unit of the securities or other assets to be distributed to the holders of the common units pursuant to the Partnership Event.
Upon receipt of such a redemption offer from us, each holder of Series A Units may elect to receive such cash amount or a preferred security issued by the person surviving or resulting from such Partnership Event and containing provisions substantially equivalent to the provisions set forth in the Amended Partnership Agreement with respect to the Series A Units without material abridgement.
Except as provided in the Amended Partnership Agreement, the Series A Units have voting rights that are identical to the voting rights of the common units and will vote with the common units as a single class, with each Series A Unit entitled to one vote for each common unit into which such Series A Unit is convertible.
The fair value of the Series A Units on April 15, 2013 was $17.50 per unit, or a total of $90.0 million and was issued by the Partnership in exchange for cash of approximately $12.5 million and net assets of $61.9 million contributed to the Partnership by our General Partner. The contribution of net assets of the High Point System was accounted for as a transaction between entities under common control whereby the High Point System was recorded at historical book value. As such, the value of the Series A Units in excess of the net assets contributed by our General Partner amounted to $15.6 million and was allocated pro-rata to our General Partner and existing limited partners' interest based on their ownership interests. The fair value measurement was based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimate was based on i) present value of estimated future contracted distributions, ii) an assumed discount rate of 18.0%, and iii) an assumed distribution growth rate of 1.0% in 2014 and thereafter.
The fair value of the additional Series A Units in an amount equal to the cash portion of the distribution was $21.15 per unit, or a total distribution of $1.6 million for the three months ended September 30, 2013. Primarily using the market and income approach, the fair value estimate was based on i) present value of estimated future contracted distributions, ii) an option value of $3.18 per unit using a Black-Scholes model, iii) an assumed discount rate of 10.0%, and iv) an assumed distribution growth rate of 1.0% in 2014 and thereafter.
The numbers of units outstanding as of September 30, 2013 and December 31, 2012, respectively, were as follows (in thousands):

	September 30, 2013	December 31, 2012
Limited partner common units	4,705	4,639
Limited partner subordinated units	—	4,526
Series A Units	5,204	—
General partner units	185	185

Net Income (Loss) attributable to Limited and General Partner Units
Net income (loss) attributable to our General Partner and the limited partners (common and subordinated unit holders) is allocated in accordance with their respective ownership percentages, after giving effect to incentive distributions paid to our General Partner. Basic net income per limited partner unit is computed based on the weighted average number of units outstanding during the period. Diluted net income per limited partner unit is computed based on the weighted average number of units plus the effect of dilutive potential units outstanding during the period. Unvested share-based payment awards that contain non-forfeitable rights to distributions (whether paid or unpaid) are classified as participating securities and are included in our computation of diluted net income per limited partner unit. There was no dilutive effect of unit based awards for the three and nine months ended September 30, 2013 and 2012.
We compute earnings per unit using the two-class method. The two-class method requires that securities that meet the definition of a participating security be considered for inclusion in the computation of basic earnings per unit. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of our Partnership agreement, regardless of whether our General Partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether our General Partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.
The two-class method does not impact our overall net income or other financial results; however, in periods in which aggregate net income exceeds our aggregate distributions for such period, it will have the impact of reducing net income per limited partner unit. This result occurs as a larger portion of our aggregate earnings, as if distributed, is allocated to the incentive distribution rights of our General Partner, even though we make distributions on the basis of available cash and not earnings.
The following table is the calculation of net income (loss) per limited partner unit for the three and nine months ended September 30, 2013 and 2012, respectively (in thousands, with the exception of per unit amounts):

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Net loss from continuing operations	$(2,632)	$(4,014)	$(26,097)	$(102)
Net income attributable to noncontrolling interests	$190	$249	$533	$249
Net loss from continuing operations attributable to the Partnership	$(2,822)	$(4,263)	$(26,630)	$(351)
Less:
Declared cash distributions on Series A Units	1,301	—	2,375	—
Declared PIK distributions on Series A Units	1,572	—	2,912	—
Fair value of Series A Units in excess of value of contributed High Point System	—	—	15,612	—
General partner's distribution	80	80	240	241
General partner's share in undistributed loss	(170)	(166)	(1,074)	(248)
Blackwater net loss from continuing operations	(122)	—	(536)	—
Net loss from continuing operations available to limited partners	$(5,483)	$(4,177)	$(46,159)	$(344)

Net loss attributable to the Partnership	$(2,731)	$(4,275)	$(28,396)	$(257)
Less:
Declared cash distributions on Series A Units	1,301	—	2,375	—
Declared PIK distributions on Series A Units	1,572	—	2,912	—
Fair value of Series A Units in excess of value of contributed High Point System	—	—	15,612	—
General partner's distribution	80	80	240	241
General partner's share in undistributed loss	(167)	(166)	(1,102)	(246)
Blackwater net loss	(175)	—	(650)	—
Net loss available to limited partners	$(5,342)	$(4,189)	$(47,783)	$(252)

Weighted average number of units used in computation of limited partners’ net (loss) income per unit (basic and diluted)	6,663	9,108	8,334	9,103

Limited partners’ net loss from continuing operations per unit (basic and diluted)	$(0.82)	$(0.46)	$(5.54)	$(0.04)
Limited partners’ net loss per unit (basic and diluted)	$(0.80)	$(0.46)	$(5.73)	$(0.03)

Distributions
We made distributions of $16.7 million and $12.1 million in the nine months ended September 30, 2013 and 2012, respectively. We made no distributions in respect of our General Partner’s incentive distribution rights during 2013 or 2012. We depend on our credit facility for future capital needs and may use it to fund a portion of cash distributions to unitholders, as necessary, depending on the level of our operating cashflow.
For the Series A Unit distributions as of September 30, 2013, we have accrued $1.3 million for the cash portion of the distribution and $1.6 million for the paid-in-kind Series A Units. The distributions will be made in the fourth quarter of 2013.